UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2015

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 333-191106

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Hines Global REIT II, Inc. (the “Company”) recently filed a Registration Statement on Form S-11 (Reg. No. 333-191106) with the Securities and Exchange Commission (the “SEC”) to alter its offering of up to $2,500,000,000 in shares of common stock, including $500,000,000 of shares offered under the Company’s distribution reinvestment plan. The Company is now offering two classes of shares of common stock: Class A shares of common stock, $0.001 par value per share (the “Class A Shares”) and Class T shares of common stock, $0.001 par value per share (the “Class T Shares”). In connection with the Company’s decision to reclassify a portion of its Class A Shares as Class T Shares, the Company has amended its charter and the agreements as described below.

The Company and Hines Securities, Inc. (the “Dealer Manager”) previously entered into the Amended and Restated Dealer Manager Agreement, dated as of December 12, 2014. In connection with the Company’s decision to reclassify a portion of the Company’s Class A Shares as Class T Shares, on August 12, 2015, the Company entered into the Second Amended and Restated Dealer Manager Agreement, dated as of August 12, 2015, with the Dealer Manager (the “Dealer Manager Agreement”), in order to, among other things, describe the fees paid by the Company to the Dealer Manager on the Class A Shares and the Class T Shares. Under the Dealer Manager Agreement, the Company has agreed to pay the Dealer Manager (a) (i) with respect to the Class A Shares, subject to the reduction of the sales commission in certain circumstances, a sales commission in the amount of up to 7.0% of the gross proceeds of the Class A Shares sold in the primary offering, plus a dealer manager fee in the amount of up to 3.0% of the gross proceeds of the Class A Shares sold in the primary offering, and (ii) with respect to the Class T Shares a sales commission in the amount of up to 2.0% of the gross proceeds of the Class T Shares sold in the primary offering, plus a dealer manager fee in the amount of up to 2.75% of the gross proceeds of the Class T Shares sold in the primary offering, and (b) with respect to the Class T Shares only, a distribution and stockholder servicing fee that accrues daily and is payable quarterly in arrears, which is calculated on outstanding Class T Shares issued in the primary offering in an amount equal to 1.0% per annum of (i) the current gross offering price per Class T Share, or (ii) if the Company is no longer offering shares in a public offering, the estimated per share value of Class T Shares, if any has been disclosed. The Dealer Manager Agreement provides that all or a portion of the distribution and stockholder servicing fee may be reallowed or advanced by the Dealer Manager to participating broker dealers or broker dealers servicing accounts of investors who own Class T Shares.

Also in connection with the Company’s reclassification of a portion of its Class A Shares as Class T Shares, on August 12, 2015, the Company entered into a Second Amended and Restated Limited Partnership Agreement of Hines Global REIT II Properties LP (the “Operating Partnership Agreement”), among the Company, as general partner, and the limited partners party thereto, in order to clarify the rights and obligations of partners with respect to the Class A and Class T partnership units of the Operating Partnership.

The preceding summaries of the Dealer Manager Agreement and Operating Partnership Agreement do not purport to be complete and are qualified in their entirety by reference to the Dealer Manager Agreement and Operating Partnership Agreement, respectively, copies of which are filed as Exhibits 1.1 and 10.1, respectively, to Post-Effective Amendment No. 6 to the Company’s registration statement on August 12, 2015 and are incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Company’s charter, as supplemented by the Articles Supplementary (collectively, the “Charter”), effective as of August 6, 2015, the Company has reclassified a portion of its Class A Shares as Class T Shares. The Company filed a post-effective amendment to its registration statement on August 7, 2015 in order to offer both classes of shares of its common stock as part of its public offering. The post-effective amendment to the Company’s registration statement offering Class T Shares of its common stock was brought effective on August 12, 2015. The Class A Shares and Class T Shares have similar voting rights and rights upon liquidation, although distributions are expected to differ.

The foregoing description of the reclassification of a portion of the Company’s Class A Shares as Class T Shares is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to Post-Effective Amendment No. 6 to the Company’s registration statement on August 12, 2015 and is incorporated by reference herein.
Item 8.01. Other Events.
Amendments to the Distribution Reinvestment Plan and Share Redemption Program

On August 12, 2015, the Company’s board of directors approved the Amended and Restated Distribution Reinvestment Plan and the amended Share Redemption Program, which will replace its current distribution reinvestment plan and its current share redemption program, respectively. The amendments to the distribution reinvestment plan and the share redemption program set the effective dates as of September 1, 2015 and September 15, 2015, respectively. This Current Report on Form 8-K serves as the 10-day and 30-day written notification of an amendment per the terms of the distribution reinvestment plan and the share redemption program, respectively.

Forward-Looking Statement
This Current Report on Form 8-K contains forward-looking statements (such as those with respect to the payment of fees or distributions) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with future economic, competitive and market conditions, future business decisions and those risks set forth in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

August 12, 2015	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer